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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 AUGUST 1, 2007

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                          DIGITALFX INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


            0-27551                                       65-0358792
   (Commission File Number)                    (IRS Employer Identification No.)

                             3035 EAST PATRICK LANE
                                    SUITE #9
                               LAS VEGAS, NV 89120
                         (Address of Principal Executive
                              Offices and zip code)

                                  702-938-9300
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.

         Effective August 1, 2007, the Registrant terminated the engagement of Florida Atlantic Stock Transfer, Inc. and engaged Continental Stock Transfer & Trust Company as the transfer agent and registrar of the Registrant's capital stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DIGITALFX INTERNATIONAL, INC.


Date:  August 7, 2007                By:   /s/ Lorne Walker
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                                           Lorne Walker
                                           Chief Financial Officer and Secretary


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